                                  THE HARTFORD
                               ORGANIZATIONAL LIST


THE HARTFORD FINANCIAL SERVICES GROUP, INC. (Delaware) (1)
  Heritage Holdings, Inc. (Connecticut) (1)
    Heritage Reinsurance Company, Ltd. (Bermuda) (9)
      Excess Insurance Company Limited (U.K.)
      The Hartford International Financial Services Group, LLC (Delaware) (1)
        Hartford Management Services Limited (U.K.)
    ITT New England Management Company, Inc. (Massachusetts) (2)
    First State Insurance Company (Connecticut)
      New England Insurance Company (Connecticut)
      New England Reinsurance Corporation (Connecticut)
  Hartford Fire Insurance Company (Connecticut)
    Hartford Fire International (Germany) GMBH (Germany) (95%) (4) (5)
      Hartford Fire International, Ltd. (Connecticut) (5%) (4)
    Hartford Insurance Company of Illinois (Illinois)
    Hartford International Management Services Company, L.L.C. (Delaware) HNI, LLC (Connecticut) (33.340%) (1)
    Twin City Fire Insurance Company (Indiana)
    Terry Associates, Inc. (Connecticut) (2)
    Hartford Integrated Technologies, Inc. (Connecticut) (2)
    Access Coveragecorp, Inc. (North Carolina)
    Hartford Technology Service Company (Connecticut) (2)
    Access Coveragecorp Technologies, Inc. (North Carolina)
    The Hartford Fidelity & Bonding Company (Connecticut) (2)
    CLA Corp. (Connecticut) (2)
    1st Agchoice, Inc. (South Dakota)
    Personal Lines Insurance Center, Inc. (Connecticut) (2)
    Business Management Group, Inc. (Connecticut) (2)
    Nutmeg Insurance Agency, Inc. (Connecticut) (2)
    First State Management Group, Inc. (Delaware) (2)
    Hartford Lloyds Corporation (Texas) (2)
      Hartford Lloyds Insurance Company (Texas)
    HARCO Property Services, Inc. (Connecticut) (2)
    Four Thirty Seven Land Company, Inc. (Delaware) (37.5%) ((2) (6)
      Specialty Risk Services, LLC (Delaware)
      CLAIMPLACE, Inc., (Delaware)
      Ersatz Corporation (Delaware) (2)
      HRA Inc. (Connecticut) (2)
        HRA Brokerage Services, Inc. (Connecticut) (2)

      Hartford Specialty Company (Delaware) (2)
        1810 Corporation (Delaware) (2)
    Hartford Accident and Indemnity Company (Connecticut)
      Four Thirty Seven Land Company, Inc. (Delaware) (62.5%) (2) (6) Hartford Re Company (Connecticut)
        Hartford Casualty Insurance Company (Indiana)
          Omni Insurance Group, Inc. (Georgia) (1)
            Omni Insurance Company (Illinois)
              Omni Indemnity Company (Illinois)
              Omni General Agency, Inc. (Texas) (2) (4)
    Hartford Underwriters Insurance Company (Connecticut)
    Xdimensional Technologies, Inc. (California) (82.7%)
    Hartford Fire General Agency, Inc. (Texas)
    Hartford Casualty General Agency, Inc. (Texas)
    Trumbull Insurance Company (Connecticut)
      Hartford Specialty Insurance Services of Texas, LLC (Florida) (2) Hartford of Florida, L.L.C. (Florida) (2)
      Horizon Management Group, L.L.C. (Delaware) (2)
        Downlands Liability Management Ltd. (U.K.)
      Hartford Technology Services Company, L.L.C. (Delaware)
      First State Management Group Insurance Services of Massachusetts, LLC (Massachusetts) (99%) (2) (8)
    Property & Casualty Insurance Company of Hartford (Indiana)
      First State Management Group Insurance Services of Massachusetts, LLC (Massachusetts) (1%) (2) (8)
    Sentinel Insurance Company, Ltd. (Connecticut)
    Pacific Insurance Company, Limited (Connecticut)
    Hartford Insurance Company of the Southeast (Florida)
    Hartford Insurance Company of the Midwest (Indiana)
    Trumbull Finance, LLC (Connecticut)
    Hartford Investment Management Company (Delaware) (2)
      Hartford Investment Services, Inc. (Connecticut) (2)
      Hartford Investment Management K.K. (Japan)
      Hartford Mezzanine Investors I, LLC (Delaware) (50%)
    New Ocean Insurance Co., Ltd. (Bermuda)
    Hartford Holdings, Inc. (Delaware) (1) (3)
      Hartford Life, Inc. (Delaware) (1)
        Hartford Life and Accident Insurance Company (Connecticut)
          Hartford Financial Services, LLC (Delaware) (1)
            Hartford Advantage Investment, Ltd. (Bermuda)
          Hartford Life International, Ltd. (Connecticut) (1)
            Hartford Life Limited (Ireland)
            Thesis, S.A. (Argentina)
            Icatu Hartford Seguros S.A. (Brazil) (49%)
              Icatu Hartford Administracao De Recursos
              Ltda. (Brazil) (99.99%)

              Icatu Hartford Administracao De Beneficios
              Ltda. (Brazil)
              Icatu Hartford Fundo De Pensao (Brazil)
              Brazilcap Capitalizacao S.A. (Brazil) (17%)
              Icatu Hartford Capitalizacao S.A. (Brazil)
                Motrin Capitalizacao S.A. (Brazil)
                Ciaxa Capitalizacao S.A. (Brazil)
                (25%)
                Vanguarda Cia De Seguros Gerais
                (Brazil)
        Hartford Life Insurance, KK (Japan)
        Hart Life Insurance Company (Connecticut)
        Woodbury Financial Services, Inc. (Minnesota)
          Woodbury Financial Insurance Agency MA, Inc.
          (Massachusetts)
        Hartford Administrative Services Company (Minnesota) Planco Incorporated (Pennsylvania) (2)
        Planco Financial Services, Inc. (Pennsylvania) (2) Hartford Life Private Placement, LLC (Delaware) (2)
          The Evergreen Group Incorporated (New York) (2) Hartford Life Group Insurance Company (Illinois)
          Charles Stedman & Co., Inc. (Florida)
              Hartford Financial Services, LLC
              (Delaware)
                Hartford-Comprehensive Employee
                Benefit Service Company
                (Connecticut) (2)
                Hartford Securities Distribution
                Company, Inc. (Connecticut) (2)
                Hartford Advantage Investment, Ltd.
                (Bermuda) (2)
                Hartford Equity Sales Company, Inc.
                (Connecticut) (2)
                Hartford Life Alliance, LLC
                (Delaware)
                HL Investment Advisors, LLC
                (Connecticut) (2)
                  Hartford Investment
                  Financial Services, Inc. (
                  Delaware) (2)
                  Hartford Investor Services
                  Company, LLC
                  (Connecticut) (2)
                  Hartford Investments Canada
                  Corp. (Canada) (2)
        American Maturity Life Insurance Company (Connecticut)

        Hartford Life Insurance Company (Connecticut)
          Hartford Hedge Fund Company, LLC (Delaware)
            Hartford Core Fund, L.P. (Delaware)
            Hartford Core Fund ID, L.P. (Delaware)
            Hartford Enhanced Absolute Return Fund, L.P.
            (Delaware)
            Hartford Enhanced Absolute Return Fund ID, L.P.
            (Delaware)
            Hartford Equity Specialists Fund, L.P. (Delaware)
            Hartford Equity Specialists Fund ID, L.P.
            (Delaware)
              Hartford Hedge Fund Management, LLC
              (Delaware)
                Hartford Equity Partnership Capital
                Appreciation Fund, LLC (Delaware)
                (10)
                Hartford Equity Partnership Growth
                Fund, LLC (Delaware) (10)
                Hartford Equity Partnership
                Healthcare Fund, LLC (Delaware)
                (10)
                Hartford Equity Partnership
                Technology Fund, LLC (Delaware)
                (10)
                  Hartford Equity Partnership
                  Value Fund, LLC (Delaware)
                  (10)
          Hartford Life and Annuity Insurance Company
          (Connecticut)
            Hartford Life, Ltd. (Bermuda)
          Hartford International Life Reassurance Corporation
          (Connecticut)
          Servus Life Insurance Company (Connecticut)
    Nutmeg Life Insurance Company (Iowa)
    ISOP Financing Company Limited Partnership (Connecticut) (2) (7) Nutmeg Insurance Company (Connecticut)
      Hartford Management, Ltd. (Bermuda) (1)
        Hartford Insurance, Ltd. (Bermuda)
              BMG Capital Advisors, LLC (Connecticut)
                Nutmeg Administrator, LLC
                (Delaware)
                  Trumbull Services, L.L.C.
                  (Connecticut) (2)
                    Trumbull Recovery
                    Services, Inc.
                    (Florida) (2)

                    CCS Commercial,
                    L.L.C. (Delaware)
                    (50%) (2)
                    United Premium
                    Capital, L.L.C.
                    (Connecticut) (50%)
                    (2)
      PPL Holdings LLC (Delaware)
        P2P Link LLC (Delaware) (72%)
      Trumbull Flood Management, L.L.C. (Connecticut)
      Hartford Residual Market, L.L.C. (Connecticut)
      Hart Re Group, L.L.C. (Connecticut) (1)
        Fencourt Reinsurance Company, Ltd. (Bermuda)
        HartRe Company, LLC (Connecticut)


  HARTFORD EMPLOYEE CLUB, INC. (CONNECTICUT - NONSTOCK)
  THE HARTFORD CLUB OF SIMSBURY, INC. (CONNECTICUT - NONSTOCK)

**OWNERSHIP IS 100% UNLESS OTHERWISE NOTED.

ENDNOTES:

(1)  Holding Company
(2)  Investment and Investment Service Company
(3) Hartford Fire Insurance Company owns 100% of the issued and outstanding Preferred Stock of Hartford Holdings, Inc. The Hartford Financial
     Services Group, Inc., is the owner of 100% of the issued and outstanding common shares of Hartford Holdings, Inc.
(4)  Insurance Agency and/or Service Operation Company
(5) Hartford Fire International (Germany) GMBH is jointly owned by Hartford Fire Insurance Company (95%) and Hartford Fire International, Ltd. (5%)
(6) Four Thirty Seven Land Company Inc. is jointly owned by Hartford Accident and Indemnity Company (62.5%) and Hartford Fire Insurance Company (37.5%).
(7) ISOP Financial Company Limited Partnership's general partner is Hartford Life and Accident Insurance Company, while Hartford Life Private Placement, LLC and Hartford Equity Sales Company, Inc. are the limited partners.
(8) First State Management Group Insurance Services of Massachusetts, LLC is jointly owned by Trumbull Insurance Company (99%) and Property & Casualty Insurance Company of Hartford (1%)
(9) Heritage Reinsurance Company, Ltd. is jointly owned by Hartford Fire Insurance Company (99%) and Heritage Holdings, Inc. (1%).
(10) Hartford Equity Partnership Capital Appreciation Fund, LLC, Hartford Equity Partnership Growth Fund, LLC, Hartford Equity Partnership Healthcare Fund, LLC, Hartford Equity Partnership Technology Fund, LLC, and Hartford Equity Partnership Value Fund, LLC are jointly owned by Hartford Hedge Fund Management, LLC and Hartford Life Insurance Company. Hartford Hedge Fund Management, LLC is the managing member of each of the companies.